Ex — 99.1

			% OF STOCK OWNED
			BY IMMEDIATE
	STATE OF	DATE OF	PARENT
AFG ORGANIZATIONAL CHART	DOMICILE	INCORPORATION	COMPANY (1)	NATURE OF BUSINESS

American Financial Group, Inc.	Ohio	07/01/1997		Diversified Financial Holding Company
|__American Financial Capital Trust II	Delaware	02/04/1997	100	Statutory Trust
|__American Financial Capital Trust III	Delaware	06/25/2003	100	Statutory Trust
|__American Financial Capital Trust IV	Delaware	06/25/2003	100	Statutory Trust
|__American Financial Enterprises, Inc.	Connecticut	01/01/1871	100 (2)	Closed End Investment Company
|__American Money Management Corporation	Ohio	03/01/1973	100	Securities Management Company
|__American Real Estate Capital Company, LLC.	Ohio	11/05/2009	80	Mortgage Broker
|__MidMarket Capital Partners, LLC.	Delaware	05/26/2010	51	Arranger of Corporate Loans
|__APU Holding Company	Ohio	10/15/2003	100	Holding Company
|__American Premier Underwriters, Inc.	Pennsylvania	04/13/1846	100	Diversified Company
|__The Ann Arbor Railroad Company	Michigan	09/21/1895	99	Inactive
|__The Associates of the Jersey Company	New Jersey	11/10/1804	100	Inactive
|__Cal Coal, Inc.	Illinois	05/30/1979	100	Inactive
|__Great Southwest Corporation	Delaware	10/25/1978	100	Real Estate Developer
|__World Houston, Inc.	Delaware	05/30/1974	100	Real Estate Developer
|__The Indianapolis Union Railway Company	Indiana	11/19/1872	100	Inactive
|__Lehigh Valley Railroad Company	Pennsylvania	04/21/1846	100	Inactive
|__Magnolia Alabama Holdings, Inc.	Delaware	05/18/2004	100	Holding Company
|__Magnolia Alabama Holdings LLC.	Alabama	05/24/2004	100	Real Estate
|__The Owasco River Railway, Inc.	New York	06/02/1881	100	Inactive
|__PCC Real Estate, Inc.	New York	12/15/1986	100	Holding Company
|__PCC Chicago Realty Corp.	New York	12/23/1986	100	Real Estate Developer
|__PCC Gun Hill Realty Corp.	New York	12/18/1985	100	Real Estate Developer
|__PCC Michigan Realty, Inc.	Michigan	11/09/1987	100	Real Estate Developer
|__PCC Scarsdale Realty Corp.	New York	06/01/1986	100	Real Estate Developer
|__PCC Technical Industries, Inc.	Delaware	11/18/1983	100	Holding Company
|__ESC, Inc.	California	11/02/1962	100	Inactive
|__PCC Maryland Realty Corp.	Maryland	08/18/1993	100	Real Estate Holding Company
|__Penn Camarillo Realty Corp.	California	11/24/1992	100	Real Estate Holding Company
|__Penn Central Energy Management Company	Delaware	05/11/1987	100	Inactive
|__Penn Towers, Inc.	Pennsylvania	08/01/1958	100	Inactive
|__Pennsylvania-Reading Seashore Lines	New Jersey	06/14/1901	66.67	Inactive
|__Pittsburgh and Cross Creek Railroad Company	Pennsylvania	08/14/1970	83	Inactive

As Of: 12/31/2010	Page 1 of 7

			% OF STOCK OWNED
			BY IMMEDIATE
	STATE OF	DATE OF	PARENT
AFG ORGANIZATIONAL CHART	DOMICILE	INCORPORATION	COMPANY (1)	NATURE OF BUSINESS

American Financial Group, Inc.
|__APU Holding Company
|__American Premier Underwriters, Inc.
|__Terminal Realty Penn Co.	District of Columbia	09/23/1968	100	Inactive
|__United Railroad Corp.	Delaware	11/25/1981	100	Inactive
|__Waynesburg Southern Railroad Company	Pennsylvania	09/01/1966	100	Inactive
|__GAI Insurance Company, Ltd.	Bermuda	09/18/1989	100	Reinsurance
|__Hangar Acquisition Corp.	Ohio	10/06/1995	100	Aircraft Investment
|__PLLS, Ltd.	Washington	05/14/1990	100	Insurance Agency
|__Premier Lease & Loan Services Insurance Agency, Inc.	Washington	12/27/1983	100	Insurance Agency
|__Premier Lease & Loan Services of Canada, Inc.	Washington	02/28/1991	100	Insurance Agency
|__Republic Indemnity Company of America	California	12/05/1972	100	Workers’ Compensation Insurance
|__Republic Indemnity Company of California	California	10/13/1982	100	Workers’ Compensation Insurance
|__Risico Management Corporation	Delaware	01/10/1989	100	Risk Management
|__Atlas Building Company, LLC.	Ohio	10/29/2010	100	Holding Company
|__Dixie Terminal Corporation	Ohio	04/23/1970	100	Real Estate Holding Company
|__Flextech Holding Co., Inc.	Ohio	08/31/2000	100	Packing Manufacturer
|__GAI Holding Bermuda Ltd.	Bermuda	10/03/2007	100	Holding Company
|__GAI Indemnity, Ltd.	United Kingdom	09/27/2007	100	Lloyd’s Corporate Member
|__Marketform Group Limited	United Kingdom	07/12/2002	71.5	Holding Company
|__Marketform Holdings Limited	United Kingdom	06/15/1998	100	Holding Company
|__Caduceus Underwriting Limited	United Kingdom	11/04/2002	100	Inactive
|__Lavenham Underwriting Limited	United Kingdom	08/15/2002	100	Lloyd’s Corporate Member
|__Marketform Limited	United Kingdom	11/02/1988	100	Underwriting Intermediary
|__Gabinete Marketform SL.	Spain	04/29/1996	100	Claims Handling & Client Services
|__Marketform Australia Pty Limited	Australia	03/12/2004	100	Claims Handling & Client Services
|__Studio Marketform SRL	Italy	05/05/2006	100	Claims Manager
|__Marketform Management Services Limited	United Kingdom	11/08/2002	100	Service Company
|__Marketform Managing Agency Limited	United Kingdom	06/15/1998	100	Managing Agency
|__Sampford Underwriting Limited	United Kingdom	04/22/2003	100	Lloyd’s Corporate Member
|__Marketform Trust Company Limited	United Kingdom	10/22/2004	100	Trustee
|__Great American Financial Resources, Inc.	Delaware	11/23/1992	100 (2)	Insurance Holding Company
|__AAG Holding Company, Inc.	Ohio	09/11/1996	100	Holding Company
|__Great American Financial Statutory Trust IV	Connecticut	04/21/2003	100	Financing Entity

As Of: 12/31/2010	Page 2 of 7

			% OF STOCK OWNED
			BY IMMEDIATE
	STATE OF	DATE OF	PARENT
AFG ORGANIZATIONAL CHART	DOMICILE	INCORPORATION	COMPANY (1)	NATURE OF BUSINESS

American Financial Group, Inc.
|__Great American Financial Resources, Inc.
|__AAG Holding Company, Inc.
|__Great American Life Insurance Company	Ohio	12/29/1961	100	Life Insurance Company
|__Aerielle, LLC.	Delaware	02/13/2009	60 (2)	Marketing of Consumer Electronic Products
|__Aerielle Technologies, Inc.	California	08/08/2007	100	Marketing of Consumer Electronic Products
|__Annuity Investors Life Insurance Company	Ohio	11/13/1981	100	Life Insurance Company
|__Bay Bridge Marina Hemingway’s Restaurant, LLC.	Maryland	10/22/2010	85	Liquor License Holder for Hemingway’s Restaur
|__Bay Bridge Marina Management, LLC.	Maryland	06/30/2009	85	Liquor License Holder for Bay Bridge Grill
|__Brothers Management, LLC.	Florida	06/11/2004	99	Restaurants & Ships Store
|__Consolidated Financial Corporation	Michigan	09/10/1985	100	Retirement & Financial Planning Company
|__GALIC — Bay Bridge Marina, LLC.	Maryland	05/05/2005	100	Holding Company
|__GALIC Brothers, Inc.	Ohio	11/12/1993	80	Real Estate Management
|__GALIC Port Orange, LLC.	Florida	09/28/2009	80 (2)	Mortgage Holder — Legacy at Crystal Lake Apart
|__Great American Life Insurance Company of New York	New York	12/23/1963	100	Life Insurance Company
|__Manhattan National Holding Corporation	Ohio	08/27/2008	100	Holding Company
|__Manhattan National Life Insurance Company	Illinois	12/20/1956	100	Life Insurance Company
|__NOP, LLC.	Florida	03/01/2010	100 (2)	Mortgage Holder — New Orleans, LA Property
|__Skipjack Marina Corp.	Maryland	06/24/1999	100	Marina Operator
|__Loyal American Holding Corporation	Ohio	09/20/2005	100	Holding Company
|__Loyal American Life Insurance Company	Ohio	05/18/1955	100	Life Insurance Company
|__ADL Financial Services, Inc.	North Carolina	09/10/1970	100	Inactive
|__American Retirement Life Insurance Company	Ohio	05/12/1978	100	Life Insurance Company
|__Great American Life Assurance Company	Ohio	08/10/1967	100	Life Insurance Company
|__Purity Financial Corporation	Florida	12/12/1991	100	Credit Union Marketing
|__United Teacher Associates, Ltd.	Texas	12/17/1998	100 (2)	Holding Company — Limited Partnership
|__United Teacher Associates Insurance Company	Texas	12/15/1958	100	Life Insurance Company
|__United Agency Brokerage GP Inc.	Texas	05/19/2003	100	Intermediate Holding Company
|__UTA Brokerage Group, LP.	Texas	05/19/2003	100	Insurance Agency
|__AAG Insurance Agency, Inc.	Kentucky	12/06/1994	100	Insurance Agency
|__Ceres Group, Inc.	Delaware	10/22/1998	100	Holding Company
|__Central Reserve Life Insurance Company	Ohio	07/02/1963	100	Life Insurance Company
|__Provident American Life & Health Insurance Company	Ohio	04/06/1949	100	Life Insurance Company
|__United Benefit Life Insurance Company	Ohio	06/26/1957	100	Life Insurance Company

As Of: 12/31/2010	Page 3 of 7

			% OF STOCK OWNED
			BY IMMEDIATE
	STATE OF	DATE OF	PARENT
AFG ORGANIZATIONAL CHART	DOMICILE	INCORPORATION	COMPANY (1)	NATURE OF BUSINESS

American Financial Group, Inc.
|__Great American Financial Resources, Inc.
|__Ceres Group, Inc.
|__Ceres Administrators, L.L.C	Delaware	12/04/1998	100	Administration Company
|__Ceres Sales, LLC	Delaware	10/19/1999	100	Inactive
|__Ceres Sales of Ohio, LLC	Ohio	11/07/2001	100	Insurance Agency
|__HealthMark Sales, LLC	Delaware	02/29/2000	100	Inactive
|__Continental General Corporation	Nebraska	02/12/1988	100	Holding Company
|__Continental General Insurance Company	Ohio	05/24/1961	100	Life Insurance Company
|__Continental Print & Photo Co.	Nebraska	02/13/1975	100	Inactive
|__QQAgency of Texas, Inc.	Texas	09/07/2000	100	Insurance Agency
|__Great American Advisors, Inc.	Ohio	12/10/1993	100	Broker-Dealer
|__Great American Plan Administrators, Inc.	Ohio	05/31/1994	100	Third Party Administrator
|__Lifestyle Financial Investments, Inc.	Ohio	12/29/1993	100	Marketing Services
|__SPELCO (UK) Ltd.	United Kingdom		99	Inactive
|__SWTC Hong Kong Ltd.	Hong Kong		100	Inactive
|__SWTC, Inc.	Delaware		100	Inactive
|__Great American Holding, Inc.	Ohio	07/25/2002	100	Holding Company
|__American Empire Surplus Lines Insurance Company	Delaware	07/15/1977	100	Excess and Surplus Lines Insurance
|__American Empire Insurance Company	Ohio	11/26/1979	100	Property/Casualty Insurance
|__American Empire Underwriters, Inc.	Texas	05/19/1976	100	Insurance Agency
|__Great American International Insurance Limited	Ireland	01/05/2004	100	Insurance Company
|__Mid-Continent Casualty Company	Ohio	02/26/1947	100	Property/Casualty Insurance
|__Mid-Continent Assurance Company	Ohio	08/13/1992	100	Property/Casualty Insurance
|__Mid-Continent Excess and Surplus Insurance Company	Delaware	07/10/2009	100	Excess and Surplus Lines Insurance
|__Mid-Continent Specialty Insurance Services, Inc.	Oklahoma	06/15/2009	100	Surplus Lines Brokerage
|__Oklahoma Surety Company	Ohio	08/05/1968	100	Special Coverage Insurance Company
|__Premier International Insurance Company	British West Indies	11/19/2008	100	Direct Write Insurance Company
|__Great American Insurance Company	Ohio	03/07/1872	100	Property/Casualty Insurance
|__Agricultural Services, LLC	Ohio	03/12/2010	100	Holding Company
|__United States Livestock Producers, LLC	Delaware	04/08/2010	51.3	Service Provider for Livestock Farmers
|__American Signature Underwriters, Inc.	Ohio	04/08/1996	100	Insurance Agency
|__Brothers Property Corporation	Ohio	09/08/1987	80	Real Estate Manager
|__Brothers Le Pavillon, LLC	Delaware	07/10/2006	100	Limited Liability Company Member

As Of: 12/31/2010	Page 4 of 7

			% OF STOCK OWNED
			BY IMMEDIATE
	STATE OF	DATE OF	PARENT
AFG ORGANIZATIONAL CHART	DOMICILE	INCORPORATION	COMPANY (1)	NATURE OF BUSINESS

American Financial Group, Inc.
|__Great American Insurance Company
|__Brothers Property Corporation
|__Brothers Le Pavillon, LLC.
|__Brothers Le Pavillon (SPE), LLC.	Delaware	07/10/2006	100	Real Estate Holding Company
|__Brothers Pennsylvanian Corporation	Pennsylvania	12/23/1994	100	Real Estate Manager
|__Brothers Property Management Corporation	Ohio	09/25/1987	100	Real Estate Management
|__Crescent Centre Apartments	Ohio	03/15/2006	100 (2)	Real Estate
|__Crop Managers Insurance Agency, Inc.	Kansas	08/09/1989	100	Insurance Agency
|__Dempsey & Siders Agency, Inc.	Ohio	05/09/1956	100	Insurance Agency
|__Eden Park Insurance Brokers, Inc.	California	02/13/1990	100	Wholesale Agency/Brokerage for E&S Lines
|__El Aguila, Compañia de Seguros, S.A. de C.V.	Mexico	11/24/1994	100	Property/Casualty Insurance
|__Financiadora de Primas Condor, S.A. de C.V.	Mexico	03/16/1998	99	Premium Finance
|__Farmers Crop Insurance Alliance, Inc.	Kansas	03/30/1982	100	Insurance Services Provider
|__FCIA Management Company, Inc.	New York	09/17/1991	100	Servicing Agent
|__Foreign Credit Insurance Association	New York	01/01/1961	beneficial interest	Unincorporated Association
|__GAI Warranty Company	Ohio	01/25/2001	100	Service Warranty Provider
|__GAI Warranty Company of Florida	Florida	03/23/2001	100	Service Warranty Provider
|__GAI Warranty Company of Canada Inc.	Ontario (Toronto, CN)	04/17/2002	100	Service Contract Provider
|__Global Premier Finance Company	Ohio	08/25/1998	100	Premium Finance
|__Great American Agency of Texas, Inc.	Texas	01/25/1994	100	Managing General Agency
|__Great American Alliance Insurance Company	Ohio	09/11/1945	100	Property/Casualty Insurance
|__Great American Assurance Company	Ohio	03/23/1905	100	Property/Casualty Insurance
|__Great American Casualty Insurance Company	Ohio	02/17/1981	100	Property/Casualty Insurance
|__Great American Claims Services, Inc.	Delaware	06/10/1986	100	Management Holding Company
|__Great American Contemporary Insurance Company	Ohio	04/16/1996	100	Property/Casualty Insurance
|__Great American E & S Insurance Company	Delaware	02/28/1979	100	Excess and Surplus Lines Insurance
|__Great American Fidelity Insurance Company	Delaware	01/12/1982	100	Excess and Surplus Lines Insurance
|__Great American Insurance Agency, Inc.	Ohio	04/20/1999	100	Insurance Agency
|__Great American Insurance Company of New York	New York	08/22/1947	100	Property/Casualty Insurance
|__Great American Lloyd’s Insurance Company	Texas	10/09/1979	beneficial interest	Lloyd’s Plan Insurer
|__Great American Lloyd’s, Inc.	Texas	08/02/1983	100	Corporate Attorney-in-Fact
|__Great American Management Services, Inc.	Ohio	12/05/1974	100	Data Processing and Equipment Leasing
|__Great American Protection Insurance Company	Ohio	01/08/1990	100	Surplus Lines Insurance
|__Great American Re Inc.	Delaware	05/14/1971	100	Reinsurance Intermediary

As Of: 12/31/2010	Page 5 of 7

			% OF STOCK OWNED
			BY IMMEDIATE
	STATE OF	DATE OF	PARENT
AFG ORGANIZATIONAL CHART	DOMICILE	INCORPORATION	COMPANY (1)	NATURE OF BUSINESS

American Financial Group, Inc.
|__Great American Insurance Company
|__Great American Security Insurance Company	Ohio	07/01/1987	100	Property/Casualty Insurance
|__Great American Spirit Insurance Company	Ohio	04/05/1988	100	Property/Casualty Insurance
|__Key Largo Group, Inc.	Florida	02/25/1969	100	Land Developer
|__National Interstate Corporation	Ohio	01/26/1989	52.5	Holding Company
|__American Highways Insurance Agency (OH)	Ohio	06/29/1999	100	Insurance Agency
|__Explorer RV Insurance Agency, Inc.	Ohio	07/17/1997	100	Insurance Agency
|__Hudson Indemnity, Ltd	Cayman Islands	06/12/1996	100	Property/Casualty Insurance
|__Hudson Management Group, Ltd	Virgin Islands	07/29/2004	100	Insurance Administrative Services
|__National Interstate Insurance Agency, Inc.	Ohio	02/13/1989	100	Insurance Agency
|__Commercial For Hire Transportation Purchasing Group	South Carolina	01/23/2004	. beneficial interest	Purchasing Group
|__National Interstate Insurance Company	Ohio	02/10/1989	100	Property/Casualty Insurance
|__National Interstate Insurance Company of Hawaii, Inc.	Ohio	09/20/1999	100	Property/Casualty Insurance
|__Triumphe Casualty Company	Pennsylvania	10/26/1981	100	Property/Casualty Insurance
|__Vanliner Group, Inc.	Delaware	07/17/1986	100	Holding Company
|__TransProtection Service Company	Missouri	03/08/1982	100	Insurance Agency
|__Vanliner Insurance Company	Missouri	12/02/1983	100	Property/Casualty Insurance
|__Vanliner Reinsurance Limited	Bermuda	01/03/1978	100	Reinsurance
|__Safety Claims and Litigation Services, LLC.	Montana	08/24/2006	100	Loss Control Consulting Company
|__Safety, Claims & Litigation Services, Inc.	Pennsylvania	06/23/1995	100	Litigation & Claims Support Services
|__Penn Central U.K. Limited	United Kingdom	10/28/1992	100	Insurance Holding Company
|__Insurance (GB) Limited	United Kingdom	05/13/1992	100	Property/Casualty Insurance
|__Pinecrest Place LLC.	Florida	11/05/2009	100	Mortgage Holder — Coconut Palm Estates
|__PLLS Canada Insurance Brokers Inc.	Ontario (Toronto, CN)	06/13/2001	49	Insurance Agency
|__Preferred Market Solutions, LLC.	Ohio	01/08/2008	100	Brokerage Consultant Business
|__Professional Risk Brokers, Inc.	Illinois	03/01/1990	100	Wholesale Agency/Brokerage for E&S Lines
|__Strategic Comp Holdings, L.L.C.	Louisiana	12/28/2002	100	Holding Company
|__Strategic Comp Services, L.L.C.	Louisiana	12/31/2002	100	Claims Services Provider
|__Strategic Comp, L.L.C.	Louisiana	12/31/2002	100	Insurance Agency
|__One East Fourth, Inc.	Ohio	02/03/1964	100	Real Estate Holding Company
|__Pioneer Carpet Mills, Inc.	Ohio	04/29/1976	100	Inactive
|__Superior NWVN of Ohio, Inc.	Ohio	05/05/2000	100	Holding Company
|__TEJ Holdings, Inc.	Ohio	12/04/1984	100	Real Estate Holding Company

As Of: 12/31/2010	Page 6 of 7

			% OF STOCK OWNED
			BY IMMEDIATE
	STATE OF	DATE OF	PARENT
AFG ORGANIZATIONAL CHART	DOMICILE	INCORPORATION	COMPANY (1)	NATURE OF BUSINESS

American Financial Group, Inc.
|__Three East Fourth, Inc.	Ohio	08/10/1966	100	Real Estate Holding Company

(1)	Except Director’s Qualifying Shares.

(2)	Total percentage owned by parent shown and by other affiliated company(s).

Page 7 of 7